Putnam
U.S.
Government
Income Trust

ANNUAL REPORT
September 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Conservative investors seeking a derivative-free* portfolio of U.S. government securities (primarily Ginnie Maes) should find this fund's mix of above-average yields and modest volatility particularly enticing."

            -- The Value Line Mutual Fund Survey, July 23, 1996

      CONTENTS
 4    Report from Putnam Management
 8    Fund performance summary
14    Portfolio holdings
16    Financial statements

*Although as of September 30, 1996, the fund's portfolio was free of derivative securities such as collateralized mortgage obligations
(CMOs), the fund's investment policy does not prohibit it from investing in derivatives.



From the Chairman

[PHOTO OF GEORGE PUTNAM OMITTED]

(copyright) Karsh, Ottawa

Dear Shareholder:

Fiscal 1996, the 12 months ended September 30, was a year of contrasts for Putnam U.S. Government Income Trust. The year began amid one of the most vibrant bond market advances in recent times. By the year's midpoint, the rally suddenly became a retreat as investors, reading stronger-than-expected economic numbers as a presage to a pickup in inflation, sent the bond markets tumbling. Interest rates, moving inversely to bond prices, bounded sharply higher.

The market settled down somewhat during the fiscal year's second half. Investors remained generally aloof, however, waiting to discern a definite trend in interest rates. Fund Manager Michael Martino, focusing on yield, trimmed back on Treasury securities in favor of mortgage-backed issues.

As the fund begins a new fiscal year, Mike believes rates may trend lower over the next few months as economic growth moderates. He discusses the fund's performance and prospects in the report that follows.

Respectfully yours,

/S/ George Putnam

George Putnam

Chairman of the Trustees

November 20, 1996



Report from the Fund Manager
Michael Martino

Putnam U.S. Government Income Trust's 1996 fiscal year, which ended on September 30, encompassed two periods of pronounced market strength -- the first three months and the final month of the year -
- with alternating periods of turbulence and stability in between. Fiscal 1996 began with the bond market strength that capped off a successful calendar 1995. Beginning in January, however, and extending through the first four months of calendar 1996, interest rates rose dramatically across the spectrum of bond maturities. Then, from May to the end of the fiscal year, rates stayed in a relatively tight range of 6.7% to 7.2% for the 30-year Treasury bond and were accompanied by a somewhat surprising lack of activity by the Federal Reserve Board. In fact, the bond market's September advance was in response to the Fed's decision to keep the target for short-term bank-lending rates unchanged at 5.25% -- a level it established last January -- based on evidence of a slowing economy.

For the year as a whole, your fund posted solid total returns relative to many other Ginnie Mae* funds, while continuing to focus on strategies for seeking high current income. (Please refer to the tables on pages 8 through 10 for complete performance and dividend information.)

*ACTIVE MANAGEMENT OF INTEREST-RATE EXPOSURE WAS KEY TO PERIOD'S
RESULTS

The key determinant of your fund's performance over the period was active management of the portfolio's duration. Duration is the principal indicator of interest-rate sensitivity for a given portfolio of bonds. It is measured in years. The longer the duration, the more sensitive a portfolio is to a given change in rates. When rates are falling, as was the case during the first three months and the final month of the fiscal year, bond prices rise, and a relatively long portfolio duration enables the fund to capture a greater portion of that price appreciation.

*Government National Mortgage Association. Lipper Analytical
Services categorizes the fund as a Ginnie Mae fund.

When interest rates rise, however, a long duration has the opposite effect, causing the portfolio's value to decline more rapidly for a given change in rates. Consequently, over the course of the fiscal year, we adjusted the fund's duration from approximately 5 years during the first 3 months to under 4 years at the period's midpoint and back out to just over 5 years at the period's end.

*GINNIE MAES BOLSTER PERFORMANCE DURING PERIOD OF BROAD MARKET
WEAKNESS

Lack of momentum in the U.S. Treasury market during much of the fund's fiscal year led bond investors to look elsewhere for yield. This, in turn, led to an increased demand for mortgage-backed securities at a time when the supply of such bonds was relatively low. Premium mortgages -- those offering higher income streams than the current yields of similar bonds -- outperformed Treasuries as rising interest rates allayed prepayment fears.+ All told, although your fund would have benefited more from a greater allocation to premium mortgages, its considerable exposure to Ginnie Maes worked in its favor.

[GRAPHIC OMITTED: vertical bar chart AVERAGE EFFECTIVE MATURITY AND
DURATION]

          Average effective maturity             Duration

9/30/95            10.5                            5.0

3/31/96             6.1                            3.8

9/30/96             9.3                            5.1

Footnote reads:
This chart depicts the fund's average effective maturity and portfolio duration measures at the beginning, middle, and end of the 1996 fiscal year. Average effective maturity and duration, stated in years, are derived from calculations that incorporate assumptions about prepayment rates and cash flows of mortgage-backed securities. Measures of effective maturity, duration, and the assumptions on which they are based will vary over time.

As we approached the end of the fiscal year, Ginnie Maes appeared to be fully valued relative to Treasuries. Therefore, during the September market rally, when we extended the fund's duration, we accomplished this by adding intermediate and long-term Treasuries -- not Ginnie Maes. Ginnie Maes, nevertheless, still represent the bulk of your fund's portfolio, accounting for approximately 75% of total net assets at the end of the period. As for Treasuries, your fund ended the year with nearly 24% of its net assets allocated to Treasuries versus 19% at the beginning.

*SLOWER GROWTH MAY PROVIDE CONTINUED SUPPORT TO BONDS

When the Federal Reserve Board last met in September, we believe it made the right decision in taking no action on short-term interest rates. The Fed's attempts to control inflation by adjusting monetary policy have, thus far, been successful. Indeed, we believe the economy's growth rate is likely to moderate, perhaps moving back toward a 2% annual level. It is possible that inflation may exhibit some near-term signs of accelerating, given the rising price of oil and the trend toward increasing labor costs. We believe, however, that should economic growth slow in the months ahead, inflation is likely to remain well behaved.

Although we cannot provide assurances, if our expectations for the economy prove correct, then the current favorable environment for bonds may persist for some time. Given such a scenario, we would likely maintain a portfolio that is moderately long in duration in order to position the fund to participate should market strength continue.

+Mortgage-backed securities are subject to prepayment risk, which is the risk that an investor's principal will be returned in full at some point prior to the security's stated maturity date. Such prepayment may cause an investor's actual rate of return to differ from the expected rate of return. Prepayment risk is greatest when interest rates are falling, since mortgage holders rush to refinance, forcing retirement of the bonds that back their existing mortgages.



[GRAPHIC OMITTED pie chart PORTFOLIO ALLOCATIONS (9/30/96)*

Cash and short-term investments              0.7%

U.S. Treasury securities                    23.8%

Mortage-backed securities                   75.5%

Footnote reads:
*Based on total market value of assets. The allocation to mortgage-backed securities is primarily concentrated in bonds issued by the Government National Mortgage Association (Ginnie Mae). Allocations will vary over time.

While mortgage-backed securities typically provide a higher yield than Treasuries of comparable maturity, they generally underperform during periods of market strength. Consequently, we are comfortable with the fund's current allocation to mortgage-backed securities and, consistent with our view of the broader market, do not plan to increase the weighting at this time. We believe that intermediate and long-term Treasuries represent better value at current yield levels and plan, for now, to focus a greater share of our investment activities on that segment of the government securities market.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/96, there is no guarantee the fund will continue to hold these securities in the future. While U.S. government backing of individual securities does not insure your principal, which will fluctuate with market conditions, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam U.S. Government Income Trust is designed for investors seeking current income consistent with capital preservation. The fund primarily invests in securities backed by the full faith and credit of the United States government and in repurchase agreements and forward commitments with respect to these securities.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 9/30/96
                         Class A        Class B        Class M
 (inception date)       (2/8/84)       (4/27/92)       (2/6/95)
                     NAV      POP    NAV     CDSC    NAV      POP
-------------------------------------------------------------------
1 year              4.32%   -0.67%  3.52%   -1.36%  3.99%    0.57%
-------------------------------------------------------------------
5 years            33.10    26.79     --       --     --       --
Annual average      5.88     4.86     --       --     --       --
-------------------------------------------------------------------
10 years          106.99    97.12     --       --     --       --
Annual average      7.55     7.02     --       --     --       --
-------------------------------------------------------------------
Life of class B       --       --  24.20    22.36     --       --
Annual average        --       --   5.02     4.66     --       --
-------------------------------------------------------------------
Life of class M       --       --     --       --  14.95    11.24
Annual average        --       --     --       --   8.81     6.67
-------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.



[GRAPHIC OMITTED: worm chart]

GROWTH OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment since 9/30/96


Starting value  (Insert ending Total)
$9,525         Fund's class A shares at POP        $19,712
$10,000        Lehman Bros. Mortgage-backed
                   Securities Index                $23,389
$10,000        Consumer Price Index                $14,319

(plot points for 10-year total return mountain chart)

                                 Lehman Bros.
                               Mortgage-backed
 Date/year    Fund at POP     Securities Index         CPI

9/30/86          9525              10000             10000

9/30/87          9801              10245             10436

9/30/88         11005              11746             10871

9/30/89         12066              13051             11343

9/30/90         13096              14315             12042

9/30/91         14811              16650             12450

9/30/92         16280              18470             12822

9/30/93         17184              19697             13167

9/30/94         16781              19472             13557

9/30/95         18899              22108             13902

9/30/96         19712              23389             14319

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 4/27/92 would have been valued at $12,420 on 9/30/96 ($12,236 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 2/6/95 would have been valued at $11,495 at net asset value on 9/30/96 $11,124 at public offering price.

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/96
                                 Lehman Bros.
                              Mortgage-backed        Consumer
                             Securities Index      Price Index
-------------------------------------------------------------------
1 year                             5.80%               3.00%
-------------------------------------------------------------------
5 years                           40.48               15.02
Annual average                     7.03                2.84
-------------------------------------------------------------------
10 years                         133.89               43.19
Annual average                     8.87                3.66
-------------------------------------------------------------------
Life of class B                   34.33               13.12
Annual average                     6.91                2.82
-------------------------------------------------------------------
Life of class M                   17.10                4.99
Annual average                     9.95                3.00
-------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.



PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/96
                            Class A        Class B       Class M
-------------------------------------------------------------------
Distributions (number)         12            12             12
-------------------------------------------------------------------
Income                      $0.811        $0.718         $0.783
-------------------------------------------------------------------
Return of capital*           0.048         0.042          0.046
-------------------------------------------------------------------
Total                       $0.859        $0.760         $0.829
-------------------------------------------------------------------
Share value:          NAV       POP       NAV       NAV       POP
-------------------------------------------------------------------
9/30/95            $12.95    $13.60    $12.91    $12.96    $13.40
-------------------------------------------------------------------
9/30/96             12.63     13.26     12.59     12.63     13.05
-------------------------------------------------------------------
Current return
(end of period)
-------------------------------------------------------------------
Current dividend
rate1                6.01%     5.73%     5.22%     5.74%     5.56%
-------------------------------------------------------------------
Current 30-day
SEC yield2           6.54      6.22      5.76      6.28      6.07
-------------------------------------------------------------------

* Please see page 27 for additional information.

 1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

 2Based on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS
Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Mortgage-backed Securities Index is an unmanaged list of GNMA bonds. This index assumes reinvestment of all distributions and interest payments, does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC Emerging Growth Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS
Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [DBL. DAGGER]
Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS [SECTION MARK]

Putnam money market funds: **

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts ++

*               Formerly Natural Resources Fund

+               Formerly Overseas Growth Fund

[DBL. DAGGER]   Not available in all states.

[SECTION MARK]  Relative to above.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

++ Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Report of independent accountants
For the fiscal year ended September 30, 1996

To the Trustees and Shareholders of
Putnam U.S. Government Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam U.S. Government Income Trust, including the portfolio of investments owned, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam U.S. Government Income Trust as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                 Coopers & Lybrand L.L.P.

Boston, Massachusetts

November 15, 1996




Portfolio of investments owned
September 30, 1996

U.S. GOVERNMENT AND AGENCY OBLIGATIONS  (98.8%) *
PRINCIPAL AMOUNT                                                                                               VALUE

U. S. Agency Mortgage Pass-Through Certificates  (75.2%)
--------------------------------------------------------------------------------------------------------------------
                   Government National Mortgage Association
         $230,615  16s, with various due dates to Decemebr 15, 2011                                         $288,123
          445,985  15s, with various due dates to March 15, 2013                                             550,469
          280,411  14s, with various due dates to January 20, 2015                                           340,516
        1,408,971  13 1/2s, with various due dates to June 20, 2015                                        1,689,027
        1,413,504  13s, with various due dates to October 20, 2015                                         1,670,003
          745,520  12 1/2s, with various due dates to November 20, 2015                                      869,924
          657,365  12s, with various due dates to March 20, 2016                                             763,365
        4,053,307  11 1/2s, with various due dates to November 15, 2019                                    4,626,379
        3,710,805  11s, with various due dates to June 20, 2019                                            4,185,080
           87,068  11s, Midgets, with various due dates to July 15, 2000                                      92,183
          211,264  10 7/8s, with various due dates to February 15, 2010                                      232,255
       34,648,631  10 1/2s, with various due dates to November 15, 2021                                   38,154,746
        1,599,247  10s, with various due dates to January 20, 2021                                         1,725,683
      125,934,130  9 1/2s, with various due dates to April 15, 2023                                      135,899,647
      158,020,516  9s, with various due dates to January 15, 2025                                        167,002,603
        2,474,813  9s, Project Loans, June 15, 2021                                                        2,580,760
        4,937,620  8.58s, Project Loans, July 15, 2024                                                     5,008,598
      339,753,168  8 1/2s, with various due dates to May 15, 2026                                        352,107,876
       18,701,044  8 1/2s, Midgets, with various due dates to January 15, 2008                            19,443,103
        5,769,862  8 1/2s, Project Loans, March 15, 2027                                                   5,933,899
      731,856,511  8s, with various due dates to September 15, 2026                                      743,374,794
       59,996,590  8s, Midgets, with various due dates to November 15, 2009                               61,496,511
      731,633,953  7 1/2s, with various due dates to September 15, 2026                                  725,870,722
      622,767,565  7s, with various due dates to September 15, 2026                                      599,413,780
           50,875  7s, Midgets, with various due dates to November 15, 2007                                   48,967
       64,732,983  6 1/2s, with various due dates to October 15, 2025                                     60,525,345
                   Government National Mortgage Association
                   Graduated Payment Mortgages
           49,865  13 3/4s, with various due dates to November 20, 2014                                       58,840
          263,987  3 1/2s, with various due dates to November 15, 2012                                       312,826
          216,744  13 1/4s, with various due dates to January 20, 2015                                       254,891
           77,067  13s, with various due dates to December 15, 2010                                           91,132
        1,366,382  12 3/4s, with various due dates to October 15, 2013                                     1,610,717
          326,997  12 1/2s, with various due dates to June 15, 2010                                          379,836
        1,184,170  12 1/4s, with various due dates to January 15, 2014                                     1,381,062
        2,083,988  11 1/4s, with various due dates to January 15, 2016                                     2,354,242
          331,398  10 3/4s, with various due dates to February 15, 2016                                      371,785
          638,560  10 1/4s, with various due dates to December 20, 2015                                      705,009
        1,949,601  10s, with various due dates to May 15, 2010                                             2,151,872
        2,232,770  9 1/4s, with various due dates to February 15, 2020                                     2,366,736
                                                                                                       -------------
                                                                                                       2,945,933,306
U.S. Treasury Oblitgations  (23.6%)
--------------------------------------------------------------------------------------------------------------------
     $169,000,000  U.S. Treasury Notes 9 1/8s, May 15, 1999                                              180,591,710
      150,000,000  U.S. Treasury Notes 7 1/2s, May 15, 2002                                              157,054,500
      100,000,000  U.S. Treasury Notes 7 1/4s, May 15, 2004                                              103,609,000
      150,000,000  U.S. Treasury Notes 7s, July 15, 2006                                                 153,117,000
      340,000,000  U.S. Treasury Bonds 6 3/4s, August 15, 2026                                           332,295,600

                                                                                                         926,667,810
                                                                                                       -------------
                   Total U.S. Government and Agency Obligations (cost $3,889,515,311)                  3,872,601,116

SHORT-TERM INVESTMENTS  (0.7%) * (cost $27,070,229)
PRINCIPAL AMOUNT                                                                                              VALUE

      $27,066,000  Interest in $365,453,000 joint repurchase agreement dated
                   September 30, 1996 with Goldman, Sachs & Co. due October 1, 1996 with respect to various U.S. Treasury obligations-maturity
                   value of $27,074,229 for an effective yield of 5.625%                                  27,070,229
--------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $3,916,585,540) ***                                         3,899,671,345
--------------------------------------------------------------------------------------------------------------------

  *  Percentages indicated are based on net assets of $3,918,529,415.

*** The aggregate identified cost on a tax cost basis is $3,933,260,998 resulting in gross unrealized appreciation and depreciation of $52,731,223 and $86,320,876 respectively, or net unrealized depreciation of $33,589,653.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1996

Assets
--------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$3,916,585,540) (Note 1)                                                            $3,899,671,345
--------------------------------------------------------------------------------------------------
Cash                                                                                       858,906
--------------------------------------------------------------------------------------------------
Interest receivable                                                                     37,257,589
--------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   2,050,692
--------------------------------------------------------------------------------------------------
Total assets                                                                         3,939,838,532

Liabilities
--------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                        3,773
--------------------------------------------------------------------------------------------------
Payable for securities purchased                                                           858,805
--------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              11,849,397
--------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                             4,272,585
--------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                 877,929
--------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                2,006
--------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                10,326
--------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                   2,779,734
--------------------------------------------------------------------------------------------------
Other accrued expenses                                                                     654,562
--------------------------------------------------------------------------------------------------
Total liabilities                                                                       21,309,117
--------------------------------------------------------------------------------------------------
Net assets                                                                          $3,918,529,415

Represented by
--------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and  4)                                                    $4,306,369,238
--------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                 (370,925,628)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                             (16,914,195)
--------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                          $3,918,529,415

Computation of net asset value and offering price
--------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,450,376,234 divided by 194,000,478 shares)                                              $12.63
--------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $12.63)*                                     $13.26
--------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,458,847,689 divided by 115,858,019 shares)**                                            $12.59
--------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($3,189,635 divided by 252,483 shares)                                        $12.63
--------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($6,115,857 divided by 484,274 shares)                                                      $12.63
--------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $12.63)*                                     $13.05
--------------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30,1996

Interest income                                                                       $318,245,756
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        18,073,706
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           7,537,785
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           99,404
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            42,360
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    6,781,668
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   15,816,744
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       23,781
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    117,748
--------------------------------------------------------------------------------------------------
Registration fees                                                                              550
--------------------------------------------------------------------------------------------------
Auditing                                                                                   147,625
--------------------------------------------------------------------------------------------------
Legal                                                                                       76,161
--------------------------------------------------------------------------------------------------
Postage                                                                                  1,047,986
--------------------------------------------------------------------------------------------------
Other                                                                                       74,003
--------------------------------------------------------------------------------------------------
Total expenses                                                                          49,839,521
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (1,745,883)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            48,093,638
--------------------------------------------------------------------------------------------------
Net investment income                                                                  270,152,118
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                       (26,992,361)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                             (72,048,992)
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                (99,041,353)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $171,110,765
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                    Year ended September 30,
                                                                             ----------------------------------
                                                                                      1996          1995
---------------------------------------------------------------------------------------------------------------
Decrease in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                        $270,152,118          $317,769,287
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                              (26,992,361)          (99,396,679)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                     (72,048,992)          316,729,443
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          171,110,765           535,102,051
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
   From net investment income
---------------------------------------------------------------------------------------------------------------
    Class A                                                                  (172,223,146)         (199,250,498)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                   (82,029,511)          (98,392,028)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                      (281,755)              (29,669)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                      (849,623)           (1,724,058)
---------------------------------------------------------------------------------------------------------------
   From return of capital
---------------------------------------------------------------------------------------------------------------
    Class A                                                                   (10,073,580)          (19,291,284)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                    (5,207,464)           (9,526,242)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                       (16,480)               (2,873)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                       (49,694)             (166,922)
---------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                            (567,593,809)         (599,626,772)
---------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                 (664,214,297)         (392,908,295)
---------------------------------------------------------------------------------------------------------------
Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                           4,592,743,712         4,985,652,007
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $0 and $0, respectively)                                         $3,918,529,415        $4,592,743,712
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                           February 6, 1995
                                                              (commencement
                                           Year ended        of operations)          Year ended
                                         September 30       to September 30        September 30
---------------------------------------------------------------------------------------------------------------------
                                                 1996                  1995                1996
---------------------------------------------------------------------------------------------------------------------
                                           Class M                                   Class Y
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $12.96               $12.29               $12.98
---------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------
Net investment income                             .82+                 .61                  .88+
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                            (.32)                 .66                 (.34)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                  .50                 1.27                  .54
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------------
From net investment income                       (.78)                (.55)                (.84)
---------------------------------------------------------------------------------------------------------------------
From net realized gain on investments              --                   --                   --
---------------------------------------------------------------------------------------------------------------------
From return of capital                           (.05)                (.05)                (.05)
---------------------------------------------------------------------------------------------------------------------
Total distributions                              (.83)                (.60)                (.89)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $12.63               $12.96               $12.63
---------------------------------------------------------------------------------------------------------------------
Total investment return at
net asset value (%)(a)                           3.99                10.54 *               4.34
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)       $6,116               $2,609               $3,190
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(b)                                1.14                  .79 *                .62
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                        6.37                 4.14 *               6.51
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                         138.97               195.45               138.97
---------------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                April 11, 1994
                                                                  commencement
                                               Year ended        of operations)          Year ended
                                             September 30         September 30         September 30
-------------------------------------------------------------------------------------------------------------------------
                                                     1995                 1994                 1996
-------------------------------------------------------------------------------------------------------------------------
                                                         Class Y                          Class B
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $12.38               $12.68               $12.91
-------------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .90                  .39                  .74+
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                 .64                 (.30)                (.30)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     1.54                  .09                  .44
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------------------------------------
From net investment income                           (.86)                (.30)                (.72)
-------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                  --                   --                   --
-------------------------------------------------------------------------------------------------------------------------
From return of capital                               (.08)                (.09)                (.04)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.94)                (.39)                (.76)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.98               $12.38               $12.59
-------------------------------------------------------------------------------------------------------------------------
Total investment return at
net asset value (%) (a)                            13.07                   .11*                3.52
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $43,196              $19,337           $1,458,848
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(b)                                     .65                  .29*                1.63
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            7.16                 3.63 *               5.80
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             195.45               209.00               138.97
-------------------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)




                                                  Year ended September 30
-------------------------------------------------------------------------------------------------------------------------------
                                                           1995                 1994                 1993
-------------------------------------------------------------------------------------------------------------------------------
                                                                             Class B
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $12.33               $13.60               $13.93
-------------------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       .79                  .64                 1.00
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                       .61                (1.05)                (.35)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           1.40                 (.41)                 .65
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                                 (.75)                (.67)                (.98)
-------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                        --                   --                   --
-------------------------------------------------------------------------------------------------------------------------------
From return of capital                                     (.07)                (.19)                  --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (.82)                (.86)                (.98)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $12.91               $12.33               $13.60
-------------------------------------------------------------------------------------------------------------------------------
Total investment return at
net asset value (%)(a)                                    11.82                (3.16)                4.85
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $1,643,923           $1,752,887           $2,232,219
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(b)                                          1.65                 1.60                 1.61
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)                                     6.33                 6.55                 7.11
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                   195.45               209.00               295.88
-------------------------------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
(For a share outstanding throughout the period)

                                                April 27, 1992
                                                 (commencement
                                                of operations)
                                               to September 30                   Year ended September 30
-------------------------------------------------------------------------------------------------------------------------------
                                                          1992                 1996                 1995
-------------------------------------------------------------------------------------------------------------------------------
                                                       Class B              Class A
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $13.64               $12.95               $12.37
-------------------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                      .48+                .84+                  .88
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                      .28                 (.30)                 .61
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           .76                  .54                 1.49
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                                (.47)                (.81)                (.83)
-------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                       --                   --                   --
-------------------------------------------------------------------------------------------------------------------------------
From return of capital                                      --                 (.05)                (.08)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       (.47)                (.86)                (.91)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $13.93               $12.63               $12.95
-------------------------------------------------------------------------------------------------------------------------------
Total investment return at
net asset value (%)(a)                                    5.67*                4.32                12.62
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $660,515           $2,450,376           $2,903,016
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(b)                                          .77*                 .88                  .90
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                 3.10*                6.55                 7.09
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                  293.36               138.97               195.45
-------------------------------------------------------------------------------------------------------------------------------




Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                      Year ended September 30
--------------------------------------------------------------------------------------------------------------------------------
                                                           1994                 1993                 1992
--------------------------------------------------------------------------------------------------------------------------------
                                                                             Class A
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $13.63               $13.96               $13.89
--------------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       .69                 1.10                 1.19
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                     (1.00)                (.36)                 .12
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           (.31)                 .74                 1.31
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------------------------------------
From net investment income                                 (.74)               (1.07)               (1.21)
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                        --                   --                 (.03)
--------------------------------------------------------------------------------------------------------------------------------
From return of capital                                     (.21)                  --                   --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (.95)               (1.07)               (1.24)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $12.37               $13.63               $13.96
--------------------------------------------------------------------------------------------------------------------------------
Total investment return at
net asset value (%)(a)                                    (2.35)                5.55                 9.92
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $3,213,428           $4,797,481           $4,465,162
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(b)                                           .85                  .88                 1.01
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)                                     7.31                 7.92                 8.44
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                   209.00               295.88               293.36
--------------------------------------------------------------------------------------------------------------------------------

*    Not annualized.

+ Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(a) Total investment return assumes dividend and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended September 30,
    1995 and thereafter, includes amounts paid through expense offset arrangements.
    Prior period ratios exclude these amounts (Note 2)




Notes to financial statements
September 30, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund's investment objective is to seek as high a level of current income as is consistent with preservation of capital by investing exclusively in securities backed by the full faith and credit of the United States and in repurchase agreements and forward commitments with respect to those securities.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A shares, class B and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that initially invest at least $250 million in a combination of Putnam Funds.

Expenses of the trust are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies followed by the trust in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At September 30, 1996, the fund had a capital loss carryover of approximately $328,920,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

         Loss Carryover          Expiration
         --------------       --------------
          $  1,686,000      September 30, 1999
             9,297,000      September 30, 2002
           266,054,000      September 30, 2003
            51,883,000      September 30, 2004

F) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of paydown gains and losses on mortgage backed securities, post October loss deferrals, and losses on wash sale transactions. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1996, the fund reclassified $7,768,083 to decrease undistributed net investment income with a decrease to accumulated net realized loss on investments of $7,768,083. The calculation of net investment income per share in the financial highlights table excludes these adjustments.



Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.57% of the first $500 million of average net assets, 0.475% of the next $500 million, 0.4275% of the next $500 million and 0.38% of any amount over $1.5 billion subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1996, fund expenses were reduced by $1,745,883 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $4,510 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and of the average net assets attributable to class A, class B, and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, and 0.50% of the average net assets attributable to class A, class B, and class M shares respectively.

For the year ended September 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $359,979 and $6,928 from the sale of class A and class M shares, respectively and received $3,747,218 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received $48,311 on class A redemptions.



Note 3
Purchases and sales of securities

During the period ended September 30, 1996, purchases and sales of U.S. government obligations other than short-term investments aggregated $5,818,717,546, and $6,611,712,006, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                   Year ended
                             September 30, 1996
----------------------------------------------------
Class A                  Shares            Amount
----------------------------------------------------
Shares sold          19,366,419     $ 247,688,012
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions         8,731,954       111,274,606
----------------------------------------------------
                     28,098,373       358,962,618

Shares
repurchased         (58,277,141)     (744,377,165)
----------------------------------------------------
Net decrease        (30,178,768)    $(385,414,547)
----------------------------------------------------

                                  Year ended
                             September 30, 1995
----------------------------------------------------
Class A                  Shares            Amount
----------------------------------------------------
Shares sold          20,513,586     $ 256,364,519
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions        10,581,956       131,699,356
----------------------------------------------------
                     31,095,542       388,063,875

Shares
repurchased         (66,744,399)     (831,363,423)
----------------------------------------------------
Net decrease        (35,648,857)    $(443,299,548)
----------------------------------------------------

                                  Year ended
                             September 30, 1996
----------------------------------------------------
Class B                  Shares            Amount
----------------------------------------------------
Shares sold          15,353,056     $ 196,512,877
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions         4,731,254        60,119,880
----------------------------------------------------
                     20,084,310       256,632,757

Shares
repurchased         (31,581,307)     (401,947,885)
----------------------------------------------------
Net decrease        (11,496,997)    $(145,315,128)
----------------------------------------------------

                                  Year ended
                             September 30, 1995
----------------------------------------------------
Class B                  Shares            Amount
----------------------------------------------------
Shares sold          15,354,943     $ 191,981,320
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions         5,507,748        68,384,864
----------------------------------------------------
                     20,862,691       260,366,184

Shares
repurchased         (35,657,194)     (442,144,853)
----------------------------------------------------
Net decrease        (14,794,503)    $(181,778,669)
----------------------------------------------------

                                  Year ended
                             September 30, 1996
----------------------------------------------------
Class Y                  Shares            Amount
----------------------------------------------------
Shares sold             235,622      $  3,051,374
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            69,593           899,319
----------------------------------------------------
                        305,215         3,950,693

Shares
repurchased          (3,380,789)      (44,465,630)
----------------------------------------------------
Net decrease         (3,075,574)     $(40,514,937)
----------------------------------------------------

                                  Year ended
                             September 30, 1995
----------------------------------------------------
Class Y                  Shares            Amount
----------------------------------------------------
Shares sold           2,236,635       $28,839,492
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           150,768         1,890,972
----------------------------------------------------
                      2,387,403        30,730,464

Shares
repurchased            (621,380)       (7,851,105)
----------------------------------------------------
Net increase          1,766,023       $22,879,359
----------------------------------------------------

                                  Year ended
                             September 30, 1996
----------------------------------------------------
Class M                  Shares            Amount
----------------------------------------------------
Shares sold             490,209        $6,293,248
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            19,052           241,581
----------------------------------------------------
                        509,261         6,534,829

Shares
repurchased            (226,315)       (2,884,026)
----------------------------------------------------
Net increase            282,946        $3,650,803
----------------------------------------------------

                              For the period
                             February 6, 1995
                              (commencement
                              operations) to
                            September 30, 1995
----------------------------------------------------
Class M                  Shares            Amount
----------------------------------------------------
Shares sold             215,216        $2,752,612
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             2,262            28,915
----------------------------------------------------
                        217,478         2,781,527

Shares
repurchased             (16,150)         (209,441)
----------------------------------------------------
Net increase            201,328        $2,572,086
----------------------------------------------------



Federal tax information
(Unaudited)

For the year ended September 30, 1996, a portion of the fund's distribution represents a return of capital related to prepayment activity with some of the fund's mortgage-backed holdings and is therefore not taxable to shareholders.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Results of September 5, 1996 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on September 5, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                    Votes
                                   Votes for     withheld

Jameson Adkins Baxter            195,676,518    3,374,318
Hans H. Estin                    195,754,755    3,296,081
John A. Hill                     195,771,333    3,279,503
R.J. Jackson                     195,716,727    3,334,108
Elizabeth T. Kennan              195,690,928    3,359,908
Lawrence J. Lasser               195,499,789    3,551,047
Robert E. Patterson              195,810,185    3,240,651
Donald S. Perkins                195,758,550    3,292,286
William F. Pounds                195,534,332    3,516,503
George Putnam                    195,455,213    3,595,623
George Putnam, III               195,490,246    3,560,590
Eli Shapiro                      195,349,448    3,701,388
A.J.C. Smith                     195,803,091    3,247,745
W. Nicholas Thorndike            195,663,266    3,387,570

A proposal to ratify the Trustees' selection of Coopers & Lybrand
L.L.P. as auditors for the fund was approved as follows: 191,230,570 votes for, and 1,660,919 votes against, with 6,159,346 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows: 175,374,667 votes for, and 6,792,758 votes against, with 16,883,410 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 172,868,717 votes for, and 8,503,123 votes against, with 17,678,996 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to senior securities was approved as follows:
174,372,321 votes for, and 7,282,796 votes against, with 17,395,719 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans was approved as follows: 170,018,065 votes for, and 11,455,349 votes against, with 17,577,423 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
174,272,788 votes for, and 7,293,898 votes against, with 17,484,149 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 170,798,509 votes for, and 10,146,769 votes against, with 18,105,557 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows:
169,338,547 votes for, and 11,384,565 votes against, with 18,327,724 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to pledging assets was approved as follows:
168,953,851 votes for, and 11,873,569 votes against, with 18,223,416 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 170,331,095 votes for, and 10,665,626 votes against, with 18,054,115 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in other investment companies was approved as follows: 171,213,090 votes for, and 9,885,232 votes against, with 17,952,514 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 167,895,228 votes for, and 12,868,548 votes against, with 18,287,060 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests was approved as follows: 170,859,549 votes for, and 10,518,227 votes against, with 17,673,060 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investing to gain control of a company's management was approved as follows: 169,879,702 votes for, and 11,020,174 votes against, with 18,150,960 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Alan Bankart
Vice President

Michael Martino
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam U.S. Government Income Trust Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM  INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109]

-------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
-------------

28355-032/885/689     11/96


PUTNAM INVESTMENTS                                                   [LOGO]
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Putnam U.S. Government Income Trust
Supplement to the Annual Report dated September 30, 1996

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $250 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the semiannual report.

FISCAL 1996 RESULTS AT A GLANCE
--------------------------------------------------------------------------
Total return:                                       NAV

One year ended 9/30/96                             4.34%
Life of class (since 4/11/94 inception date)      18.85
Annual average                                     7.21
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Share value:                                        NAV

9/30/95                                          $12.98
9/30/96                                           12.63
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Distributions:          No.              Income            Total
                        12               $0.893           $0.893
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Current return (end of period)            Total

Current dividend rate 1                    6.65%
Current 30-day SEC yield 2                 6.80

1 Income portion of most recent distribution, annualized and divided by NAV at end of period.

2 Based on investment income only, calculated using SEC guidelines.
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Please note that past performance does not indicate future results. Investment returns and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.